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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     ---------

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):  March 1, 1999



                                ARCADIA FINANCIAL LTD.
                           ------------------------------
               (Exact name of registrant as specified in its charter)

         Minnesota                   0-20526                   41-1664848
         ---------                   -------                   ----------
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                      identification No.)

           7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435

                       (Address of principal executive offices)

        Registrant's telephone number, including area code:    (612) 942-9880



                                   Not Applicable

            (Former name or former address, if changed since last report)
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 1, 1999, the Company dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors effective immediately following the filing of the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 1999. The decision to dismiss Ernst & Young has been approved by the Audit Committee of the Board of Directors of the Company.

     Ernst & Young's reports on the Company's financial statements for the past two fiscal years ended December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, as previously announced by the Company, the Company's financial statements as of and for the years ended December 31, 1996 and 1997 will be restated to reflect adoption of the "cash-out" accounting method pursuant to the FASB's special report, "A Guide to Implementation of Statement 125 on Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, Second Edition," dated December 1998, and public comments from the Securities and Exchange Commission released on December 8, 1998. During these fiscal years and all subsequent periods preceding the decision to dismiss Ernst & Young, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of the disagreements in connection with any of its reports.

     Ernst & Young expects to issue a report on the Company's financial statements for the year ended December 31, 1998.

     The Company has provided Ernst & Young with a copy of the disclosures set forth above. Ernst & Young's letter addressed to the Commission stating that Ernst & Young LLP agrees with the statements made above is filed as an Exhibit hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed with this report:

       EXHIBIT NO.                      DESCRIPTION
       -----------                      -----------
          16                  Letter, dated March 2, 1999, of Ernst & Young LLP
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 1999                           ARCADIA FINANCIAL LTD.


                                   By:  /s/ James D. Atkinson III
                                        ---------------------------
                                        James D. Atkinson III
                                        Senior Vice President